Exhibit 10.43

                                WARRANT AGREEMENT

     WARRANT AGREEMENT dated as of October 17, 1996, between VideoLan Technologies, Inc., a Delaware corporation (the "Company"), and First Bermuda Securities Limited ("First Bermuda").

     WHEREAS, the Company proposes to issue to First Bermuda xxx,xxx warrants (the "Warrants"), each such Warrant entitling the holder thereof to purchase one share of Common Stock, par value $.01 per share, of the Company (the "Shares" or the "Common Stock") at an exercise price of $4.375; and

     WHEREAS, the Warrants which are the subject of this Agreement will be issued by the Company to First Bermuda in exchange for services already rendered in full by First Bermuda in a capital-raising transaction for the Company and upon the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, First Bermuda covenants and agrees to accept from the Company on the Closing Date the Warrants as payment in full for said services.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     SECTION Warrant Certificates The warrant certificates to be delivered pursuant to this Agreement (the "Warrant Certificates") shall be in the form set forth in Exhibit A, attached hereto and made a part hereof. The warrant certificates shall be executed on behalf of the Company by its Chief Executive Officer, President or any Vice President under its corporate seal reproduced thereon and attested by its Corporate Secretary or one of its Assistant Secretaries. Warrant Certificates may be exchanged at the Warrantholder's option, when surrendered to the Company for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants.

     SECTION Right to Exercise Warrants Each Warrant may be exercised from the date of this Agreement until 11:59 P.M. (Louisville, Kentucky time) on October 16, 2001 (the "Expiration Date") pursuant to the provisions set forth in Section 3 hereof. Each Warrant not exercised on or before the Expiration Date shall expire. Subject to the provisions of this Warrant Agreement, including Section 11 hereof, the holder of each Warrant shall have the right to purchase from the Company, and the Company shall issue and sell to each such Warrantholder, at an initial price of $4.375 per Share, provided that subject to adjustment as provided herein (the "Exercise Price"), one fully paid and nonassessable Share upon surrender to the Company of the Warrant Certificate evidencing such Warrant, with the form of election to purchase duly completed and signed and evidence of payment of the Exercise Price.

     Upon surrender of such Warrant Certificate and payment of the Exercise Price, the Company shall cause to be issued and delivered promptly to the Warrantholder a certificate for the Shares issuable upon the exercise of the Warrant or Warrants evidenced by such Warrant Certificate. The Warrants evidenced by a Warrant Certificate shall be exercisable at the election of the

Warrantholder thereof, subject to the provisions of Section 3 hereof.

     SECTION 3. Reservation of Shares The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, the full number of Shares deliverable upon the exercise of all outstanding Warrants. The Company covenants that all Shares which may be issued upon exercise of Warrants will be validly issued, fully paid and nonassessable outstanding Shares of the Company.

     SECTION 4. Registration under the Securities Act of 1933 First Bermuda represents and warrants to the Company that First Bermuda is acquiring the Warrants for investment and with no present intention of distributing or reselling any of the Warrants. The Shares and the certificate or certificates evidencing any such Shares shall bear the following legend:

     "THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

Certificates for Shares without such legend shall be issued if such shares are sold pursuant to an effective registration statement under the Act or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Act. Certificates for Warrants or Shares shall also bear such legends as may be required from time to time by law.

     SECTION 5. Registration Rights. Rule 144 The Company shall be obligated to register the shares issuable upon an exercise of the Warrants ("Shares") pursuant to the Registration Rights Agreement attached hereto as Exhibit "B", the terms of which are herein incorporated by reference. If the Company shall be subject to the reporting requirements of Section 13 of the 1934 Act, the Company will use its best efforts to timely file all reports required to be filed from time to time with the Commission (including but not limited to the reports under Section 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Act). If there is a public market for any Shares of the Company at any time that the Company is not subject to the reporting requirements of either of said Section 13 or 15(d), the Company will, upon the request of any holder of any Shares or Warrants, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph (c)(2) of said Rule 144. The Company will furnish to each holder of any shares or Warrants, promptly upon request, (i) a written statement of the Company's compliance with the requirements of subparagraphs (c)(1) or (c)(2), as the case may be, of said Rule 144, and (ii) written information concerning the Company sufficient to enable such holder to complete any Form 144 required to be filed with the Commission pursuant to said Rule 144.

     SECTION 6. Adjustment of Exercise Price and Number of Shares and Class of Capital Stock Purchasable The Exercise Price and the number of Shares and classes of capital stock of the Company purchasable upon the exercise of each Warrant are subject to adjustment from time to time as set forth in this Section

6.

          Adjustment for Change in Capital Stock If the Company (i) pays a dividend or makes a distribution on its Common Stock, in each case, in shares of its Common Stock; (ii) subdivides its outstanding shares of Common Stock into a greater number of shares; (iii) combines its outstanding shares of Common Stock into a smaller number of shares; (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or (v) issues by reclassification of its shares of Common Stock any shares of its capital stock; then the number and classes of shares purchasable upon exercise of each Warrant in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter exercised may receive the number and classes of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action.

               Adjustment for Other Distributions If the Company distributes to all holders of shares of its Common Stock any of its assets or debt securities or any rights or warrants to the purchase assets, debt securities or other securities of the Company, the Company shall, at the option of each Warrantholder, either:

               distribute to each Warrantholder, on the date of distribution to the shareholders, the amount of such assets or debt securities or the number of such rights or warrants, pro rata, determined in accordance the following formula:

                               X' = X x W
                                        --
                                   O + W

     where
     X'= the amount of assets or debt securities or the number of rights or warrants to be distributed to such Warrant holder, as the case may be.

     X = the total amount of assets or debt securities or the total number of rights or warrants to be distributed, as the case may be.

     W = the number of shares of Common Stock purchasable upon exercise of the Warrants held by such Warrantholder outstanding on the record date set forth in paragraph (ii) below.

     O = the number of shares of Common Stock outstanding on the record date set forth in paragraph (ii) below; or

               adjust the Exercise Price in accordance with the following formula:

                          C' = C x (O x M) - F
                                    ----------
                                        O x M


     where
     C'=  the adjusted Exercise Price.

     C = the Exercise Price on the record date set forth below. O = the number of shares of Common Stock outstanding on the record date set forth below.

     O = the number of shares of Common Stock outstanding on the record date set forth below.

     M = the Current Market Price per share of Common Stock on the date set forth below.

     F = the fair market value on the record date of the distribution of the assets, securities, rights or warrants. The Board of Directors of the Company shall in good faith determine such fair market value.

          Consolidation, Merger or Sale of the Company If the Company is a party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company's obligations under this Warrant Agreement. Upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger or transfer if the holder had exercised the Warrant immediately before the effective date of such transaction. As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the Warrant to, concurrently with the consummation of such transaction, assume the Company's obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section.

     SECTION 7. Notices to Company and First Bermuda Any notice or demand authorized by this Agreement to be given or made by any registered holder of any Warrant Certificate to or on the Company shall be sufficiently give or made if sent by registered mail, postage prepaid, addressed (until another address is filed in writing by the Company with the holders) to the Company as follows:

                           VideoLan Technologies, Inc.
                        100 Mallard Creek Road, Suite 250
                           Louisville, Kentucky 40207
                          Attn. Chief Executive Officer

     Any notice pursuant to this Agreement to be given by the Company to First Bermuda shall be sufficiently given if sent by registered mail, postage prepaid, addressed (until another address is filed in writing by First Bermuda with the Company) to First Bermuda as follows:

                        First Bermuda Securities Limited
                   Jardine House, 33-35 Reid Street, 3rd Floor

                             Hamilton HM12, Bermuda
                          Attn. Chief Operating Officer

     SECTION 8. Supplements and Amendments The Company and First Bermuda may from time to time supplement or amend this Agreement without the approval of any Warrantholders (other than First Bermuda) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and First Bermuda may deem necessary or desirable and which the Company and First Bermuda deem shall not adversely affect the interests of the Warrantholders.

     SECTION 9. Successors All the covenants and provisions of this Agreement by or for the benefit of the Company or First Bermuda shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 10. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all proposes shall be governed by and construed in accordance with the laws of said State.

     SECTION 11. Counterparts This Agreement may be executed in any number of counterparts and each of such counterpart shall for all purposes be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

                                    VideoLan Technologies, Inc.

                                    By:
                                    Its:

                                    First Bermuda Securities Limited:

                                    By:  Maxwell R. Roberts
                                    Its:  Chief Operating Officer

                                    EXHIBIT A

                               WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE WARRANTS, SHARES OR OTHER SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

             EXERCISABLE FROM 12:00 P.M. LOUISVILLE, KENTUCKY TIME,
                            ON OCTOBER 17, 1996 UNTIL
            11:59 P.M., LOUISVILLE, KENTUCKY TIME ON OCTOBER 16, 2001


                           No. _____ xxx,xxx Warrants

                               WARRANT CERTIFICATE

                           VIDEOLAN TECHNOLOGIES, INC.

     This Warrant Certificate certifies that First Bermuda Securities Limited or registered assigns, is the registered holder of xxx,xxx Warrants (the "Warrants") expiring October 16, 2001 (the "Expiration Date"), to purchase Common Stock, par value $.01 per share (the "Common Stock") of VideoLan Technologies, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder to purchase from the Company before 11:59 p.m. (Louisville, Kentucky time) on the "Expiration Date" one fully paid and nonassessable share of Common Stock of the Company at the initial exercise price for each Warrant, subject to adjustment in certain events (the "Exercise Price"), of $4.375 provided that upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but only subject to the terms and conditions set forth herein and in the Warrant Agreement and Registration Rights Agreement. As used herein, "Share" or "Shares" refers to the Common Stock of the Company and, where appropriate, to the other securities or property issuable upon exercise of a Warrant as provided for in the Warrant Agreement upon the happening of certain events. The Exercise Price and the number of Shares and classes of capital stock purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his or her assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant.

     No Warrant may be exercised after 11:59 P.M. (Louisville, Kentucky Time) on the Expiration Date. All Warrants evidenced hereby shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to a Warrant Agreement, dated as of October 17, 1996 (the "Warrant Agreement"), and a Registration Rights Agreement (the "Registration Rights Agreement") duly executed by the Company and First Bermuda which Warrant Agreement and Registration Rights Agreement are hereby incorporated by reference in and made a part of this instrument and are hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder of the Warrant Certificates of Shares).

     The Company may deem and treat the person(s) registered in the Company's register as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all purposes, and the Company shall not be affected by any notice to the contrary.


     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meaning assigned to them in the Warrant Agreement.

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE WARRANTS, SHARES OR OTHER SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated:                              VIDEOLAN TECHNOLOGIES, INC.

Attested

_________________________           By:   ______________________
Secretary                           Its:  Chief Executive Officer

                              ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise this Warrant and to purchase ____________ shares of VideoLan Technologies, Inc. Common Stock issuable upon the exercise of this Warrant, and requests that certificates for such shares shall be issued in the name of:

________________________________________________________________________________
                                     (Name)

________________________________________________________________________________
                                    (Address)

________________________________________________________________________________
                (United States Social Security or other taxpayer
                       identifying number, if applicable)

and, if different from above, be delivered to:

________________________________________________________________________________
                                     (Name)

________________________________________________________________________________
                                    (Address)

and, if the number of Warrant Shares so purchased are not all of the Warrant Shares issuable upon exercise of this Warrant, that a Warrant to purchase the balance of such Warrant Shares be registered in the name of, and delivered to, the undersigned at the address stated below.

Date:___________________, 19_

Name of Registered Owner:_______________________________________________________

________________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Signature:______________________________________________________________________